[logo - American Funds ®]

Prospectus Supplement
September 1, 2006

For the following funds with prospectuses dated
October 1, 2005 - July 1, 2006

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities FundSM
Washington Mutual Investors Fund,SM Inc.

Please keep this Supplement with your copy of the Prospectus and/or the Retirement Plan Prospectus.

Beginning September 1, 2006, the paragraph regarding the statement of intention in the "Sales charge reductions and waivers" section of the Prospectus and in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine the market value of your holdings eligible for aggregation with all American Funds non-money market fund purchases of all share classes you intend to make over a 13-month period (including individual holdings in and purchases of various American Legacy variable annuity contracts and variable life insurance policies) to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Retirement Plan Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows the market value of your holdings eligible for aggregation to be combined with all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Beginning September 1, 2006, the paragraph regarding the multiple portfolio counselor system in the "Management and organization" section of the Prospectus and of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Multiple portfolio counselor system
Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company.

MFGEBS-004-0806P Litho in USA CGD/MW/9335-S8428

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ VINCENT P. CORTI
    VINCENT P. CORTI
    SECRETARY

[logo - American Funds ®]

Prospectus Supplement
September 1, 2006

For the following funds with prospectuses dated
October 1, 2005 - July 1, 2006

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities FundSM
Washington Mutual Investors Fund,SM Inc.

Please keep this Supplement with your copy of the Prospectus and/or the Retirement Plan Prospectus.

Beginning September 1, 2006, the paragraph regarding the statement of intention in the "Sales charge reductions and waivers" section of the Prospectus and in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine the market value of your holdings eligible for aggregation with all American Funds non-money market fund purchases of all share classes you intend to make over a 13-month period (including individual holdings in and purchases of various American Legacy variable annuity contracts and variable life insurance policies) to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Retirement Plan Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows the market value of your holdings eligible for aggregation to be combined with all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Beginning September 1, 2006, the paragraph regarding the multiple portfolio counselor system in the "Management and organization" section of the Prospectus and of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Multiple portfolio counselor system
Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company.

MFGEBS-004-0806P Litho in USA CGD/MW/9335-S8428


                   CAPITAL WORLD GROWTH AND INCOME FUND, INC.

                                     Part B
                      Statement of Additional Information

                                February 1, 2006
                      (as supplemented September 1, 2006)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital World Growth and
Income Fund (the "fund" or "WGI") dated February 1, 2006. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                   Capital World Growth and Income Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                 Capital World Growth and Income Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund may invest up to 10% of its assets in straight debt securities
     (i.e., not convertible into equity) rated Baa or below by Moody's Investors
     Service ("Moody's") and BBB or below by Standard & Poor's Corporation
     ("S&P") or unrated but determined to be of equivalent quality.

..    The fund may invest up to 5% of its assets in straight debt securities
     (i.e., not convertible into equity) rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality.

..    For temporary defensive purposes, the fund may invest principally or entirely in securities that are denominated in U.S. dollars or whose issuers are domiciled in the United States. Securities denominated in U.S.
     dollars include American Depositary Receipts ("ADRs"), certain European
     Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $2.0 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets or financial resources, may be dependent for management on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots

                 Capital World Growth and Income Fund -- Page 2

over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

                 Capital World Growth and Income Fund -- Page 3

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

DEPOSITARY RECEIPTS - ADRs, in registered form, are designed for use in the U.S.
securities markets and are generally dollar denominated. EDRs, in bearer form, are designed for use in the European securities markets and may be dollar denominated. GDRs, in bearer form, primarily are designed for use in the
European and the U.S. securities markets, and may be dollar

                 Capital World Growth and Income Fund -- Page 4

denominated. Depositary receipts represent and may be converted into the underlying foreign security.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment

                 Capital World Growth and Income Fund -- Page 5

     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater

                 Capital World Growth and Income Fund -- Page 6

depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the
Securities Act of 1933 (the "1933 Act"), or in a registered public offering.
Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss or be costly to the fund.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended November 30, 2005 and 2004 were 26% and 21%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment

                 Capital World Growth and Income Fund -- Page 7

restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

3.   Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from engaging in currency-related options and forward or futures contracts);

4.   Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

5.   Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities traded outside the U.S. for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the
Securities Act of 1933;

6.   Invest in companies for the purpose of exercising control or management;

7.   Make loans to others except for (a) purchasing debt securities; (b)
entering into repurchase agreements; and (c) loaning portfolio securities;

8.   Issue senior securities, except as permitted under the Investment Company
Act of 1940 as amended (the "1940 Act^);

9.   Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for
300% asset coverage;

10.  Pledge or hypothecate assets in excess of one-third of the fund's total assets; or

11.  Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (except for currency options).

For the purposes of Investment Restriction number 7, the fund does not currently intend to engage in an ongoing or regular securities lending program.

                 Capital World Growth and Income Fund -- Page 8

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2.   The fund does not currently intend (at least for the next 12 months) to purchase securities on margin, except that margin payments in connection with currency-related transactions shall not constitute purchasing securities on margin.

3.   The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer (other than securities issued or guaranteed by the governments of any country or political subdivisions thereof)
if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

4.   The fund does not currently intend (at least for the next 12 months) to invest in oil, gas, or other mineral exploration or development programs or leases.

5.   The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer if officers and Directors of the fund, its investment adviser or principal underwriter individually own more than 1/2 of 1%
of such issuer's securities, and together own more than 5% of such issuer's securities.

6.   The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets, valued at the lower of cost or market at the time of purchase, in warrants, including not more than 2% of such net assets in warrants that are not listed on a major stock exchange. However, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.

7.   Although the fund has no current intention of purchasing securities of other investment companies (at least for the next 12 months), it has the ability to invest up to 5% of its total assets in shares of closed-end investment companies. Additionally, the fund would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (To the extent that the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.)
Notwithstanding this restriction, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors and to the extent such investments are allowed by an exemptive order granted by the
U.S. Securities and Exchange Commission.

8.   The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in restricted securities (excluding Rule
144A securities and 4(2) commercial paper).

9.    The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of its net assets.

                 Capital World Growth and Income Fund -- Page 9

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                          YEAR FIRST                                            NUMBER OF PORTFOLIOS
                           POSITION        ELECTED                                                WITHIN THE FUND
                           WITH THE       A DIRECTOR        PRINCIPAL OCCUPATION(S) DURING      COMPLEX/2/ OVERSEEN
     NAME AND AGE            FUND       OF THE FUND/1/             PAST FIVE YEARS                  BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
----------------------------------------------------------------------------------------------------------------------

 Joseph C. Berenato      Director            2005        Chairman of the Board and CEO,                   6
 Age: 59                                                 Ducommun Incorporated (aerospace
                                                         components manufacturer)
                                                                                                ----------------------
------------------------------------------------------------------------------------------------
 H. Frederick            Director            1993        Private investor; former President              19
 Christie                                                and CEO, The Mission Group
 Age: 72                                                 (non-utility holding company,
                                                         subsidiary of Southern California
                                                         Edison Company)
----------------------------------------------------------------------------------------------------------------------
 Robert J. Denison       Director            2005        Chair, First Security Management                 6
 Age: 64                                                 (private investment)
----------------------------------------------------------------------------------------------------------------------
 Koichi Itoh             Director            2005        Executive Chairman of the Board,                 5
 Age: 65                                                 Itoh Building Co., Ltd. (building
                                                         management); former President,
                                                         Autosplice KK (electronics)
----------------------------------------------------------------------------------------------------------------------
 Merit E. Janow          Director            2001        Professor, Columbia University,                  2
 Age: 47                                                 School of International and Public
                                                         Affairs
----------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Chairman of         1993        Private investor; Chairman of the                5
 Age: 51                 the Board                       Board and CEO, Ladera Management
                         (Independent                    Company (venture capital and
                         and                             agriculture); former owner and
                         Non-Executive)                  President, Energy Investment, Inc.
                                                                                                ----------------------
------------------------------------------------------------------------------------------------
 Gail L. Neale           Director            1993        President, The Lovejoy Consulting                6
 Age: 70                                                 Group, Inc. (a pro bono consulting
                                                         group advising nonprofit
                                                         organizations)
----------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill       Director            1993        Member of the Board of Directors,                3
 Age: 69                                                 The Lowy Institute of International
                                                         Policy, Sydney, Australia; former
                                                         Deputy Chairman of the Council and
                                                         Chairman of the International
                                                         Advisory Panel, Graduate School of
                                                         Government, University of Sydney,
                                                         Australia; former Chairman of the
                                                         Council, Australian Strategic Policy
                                                         Institute; former Chairman of the
                                                         Council, International Institute for
                                                         Strategic Studies; former Chichele
                                                         Professor of the History of War and
                                                         Fellow, All Souls College,
                                                         University of Oxford
                                                                                                ----------------------
------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director            1993        Retired; former Chairman of the                  2
 Age: 79                                                 Board and CEO, Ford Motor Company
                                                                                                ----------------------
------------------------------------------------------------------------------------------------
 Stefanie Powers         Director         1993-1996      Actor, Producer; Co-founder and                  2
 Age: 63                                     1997        President, The William Holden
                                                         Wildlife Foundation; conservation
                                                         consultant to Land Rover and Jaguar
                                                         North America; author of The Jaguar
                                                         Conservation Trust
----------------------------------------------------------------------------------------------------------------------
 Steadman Upham          Director            2001        President and Professor of                       2
 Age: 56                                                 Anthropology, The University of
                                                         Tulsa; former President and
                                                         Professor of Archaeology, Claremont
                                                         Graduate University
----------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.       Director            1993        Senior Economic Adviser and                      2
 Age: 81                                                 Corporate Fellow in International
                                                         Economics, The RAND Corporation;
                                                         former Dean, The RAND Graduate
                                                         School
----------------------------------------------------------------------------------------------------------------------

                          OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                  BY DIRECTOR
--------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
--------------------------------------------------------

 Joseph C. Berenato      Ducommun Incorporated
 Age: 59
--------------------------------------------------------
 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation;
 Age: 72                 Southwest Water Company
--------------------------------------------------------
 Robert J. Denison       None
 Age: 64
--------------------------------------------------------
 Koichi Itoh             None
 Age: 65
--------------------------------------------------------
 Merit E. Janow          The NASDAQ Stock Market, Inc.
 Age: 47
--------------------------------------------------------
 Mary Myers Kauppila     None
 Age: 51
--------------------------------------------------------
 Gail L. Neale           None
 Age: 70
--------------------------------------------------------
 Robert J. O'Neill       None
 Age: 69
--------------------------------------------------------
 Donald E. Petersen      None
 Age: 79
--------------------------------------------------------
 Stefanie Powers         None
 Age: 63
--------------------------------------------------------
 Steadman Upham          None
 Age: 56
--------------------------------------------------------
 Charles Wolf, Jr.       None
 Age: 81
--------------------------------------------------------

                Capital World Growth and Income Fund -- Page 10


[This page intentionally left blank for this filing.]

                Capital World Growth and Income Fund -- Page 11


                                                       PRINCIPAL OCCUPATION(S)
                                      YEAR FIRST               DURING
                                       ELECTED           PAST FIVE YEARS AND       NUMBER OF PORTFOLIOS
                       POSITION       A DIRECTOR           POSITIONS HELD            WITHIN THE FUND       OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER    WITH AFFILIATED ENTITIES     COMPLEX/2/ OVERSEEN              HELD
   NAME AND AGE          FUND       OF THE FUND/1/  OR THE PRINCIPAL UNDERWRITER       BY DIRECTOR              BY DIRECTOR
----------------------------------------------------         OF THE FUND
                                                    -------------------------------------------------------------------------------

 "INTERESTED" DIRECTORS/5,6/
-----------------------------------------------------------------------------------------------------------------------------------
 Gina H. Despres      Vice               1999        Senior Vice President,                  4           None
 Age: 64              Chairman of                    Capital Research and
                      the Board                      Management Company; Senior
                                                     Vice President, Capital
                                                     Strategy Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Director           1993        Vice Chairman of the Board,               16           None
 Jr.                                                 Capital Research and
 Age: 57                                             Management Company; Director,
                                                     The Capital Group Companies,
                                                     Inc.*
-----------------------------------------------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 12


                                                                                  PRINCIPAL OCCUPATION(S) DURING
                           POSITION         YEAR FIRST ELECTED                  PAST FIVE YEARS AND POSITIONS HELD
                           WITH THE             AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE              FUND             OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/6/
-----------------------------------------------------------------------------------------------------------------------------------

 Stephen E.               President                1993         Senior Vice President, Capital Research Company*
 Bepler
 Age: 63
-----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland      Executive Vice              1999         Senior Vice President, Capital Research and Management Company
 Age: 56                  President
-----------------------------------------------------------------------------------------------------------------------------------
 Mark E. Denning         Senior Vice               1993         Director, Capital Research and Management Company; Senior Vice
 Age: 48                  President                             President, Capital Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Jeanne K.              Vice President             2001         Senior Vice President, Capital Research Company*
 Carroll
 Age: 57
-----------------------------------------------------------------------------------------------------------------------------------
 Carl M. Kawaja         Vice President             1997         Senior Vice President, Capital Research Company*; Director, Capital
 Age: 41                                                        International Asset Management*; Director, Capital International,
                                                                Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Andrew B. Suzman       Vice President             2003         Executive Vice President and Director, Capital Research Company*;
 Age: 38                                                        Director, Capital International Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Steven T. Watson       Vice President             2001         Senior Vice President and Director, Capital Research Company*
 Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti         Secretary                1993         Vice President - Fund Business Management Group, Capital Research
 Age: 49                                                        and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Regal         Treasurer                2003         Vice President - Fund Business Management Group, Capital Research
 Age: 34                                                        and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F.           Assistant Treasurer           2003         Vice President - Fund Business Management Group, Capital Research
 Johnson                                                        and Management Company
 Age: 37
-----------------------------------------------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 13


* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each directors as a director of a public company or a registered investment company.
4 A "non-interested" director refers to a director who is not an "interested person" within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund's investment adviser, Capital Research and Management
 Company, or affiliated entities (including the fund's principal underwriter).
5 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).
6 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                Capital World Growth and Income Fund -- Page 14


FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2005

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Joseph C. Berenato          $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie       $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Robert J. Denison           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Koichi Itoh                   Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Merit E. Janow              $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila                None                   Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Stefanie Powers                    None                   Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham              $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Charles Wolf, Jr.             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Gina H. Despres               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
 Companies, Inc. retirement plan and 401(k) plan.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The fund typically pays each non-interested director an annual fee of $16,000. If the aggregate annual fees paid to a non-interested director by all funds advised by the investment adviser is less than $50,000, that non-interested director would be eligible for a $50,000 alternative fee. This alternative fee is paid by those funds for which the non-interested director serves as a director on a pro-rata basis according to each fund's relative share of the annual fees that it would typically pay. The alternative fee reflects the significant time and labor commitment required for a director to oversee even one fund. A non-interested director who is chairman of the board (an
"independent chair") also receives an additional annual fee of $25,000, paid in equal portions by the fund and the funds whose boards and committees typically meet jointly with those of the fund. The fund pays to its independent chair an attendance fee (as described below) for each meeting of a committee of the board of directors attended as a non-voting ex-officio member.

                Capital World Growth and Income Fund -- Page 15

In addition, the fund generally pays to non-interested directors fees of (a)
$2,500 for each board of directors meeting attended and (b) $1,500 for each meeting attended as a member of a committee of the board of directors.

Non-interested directors also receive attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b)
$1,500 for each joint audit committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each meeting of the board or committee chairs of other funds advised by the investment adviser. The fund and the other funds served by each non-interested director each pay an equal portion of these attendance fees.

The nominating committee of the board of directors, a committee comprised exclusively of non-interested directors, reviews director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the nominating committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the board's oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of fund expenses.
Non-interested directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the non-interested directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005

                                                                                                     TOTAL COMPENSATION (INCLUDING
                                                                          AGGREGATE COMPENSATION          VOLUNTARILY DEFERRED
                                                                          (INCLUDING VOLUNTARILY            COMPENSATION/1/)
                                                                         DEFERRED COMPENSATION/1/)     FROM ALL FUNDS MANAGED BY
                                 NAME                                          FROM THE FUND        CAPITAL RESEARCH AND MANAGEMENT
----------------------------------------------------------------------------------------------------  COMPANY OR ITS AFFILIATES/2/
                                                                                                    --------------------------------

 Joseph C. Berenato/3/                                                            $ 6,083                       $156,834
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                          33,419                        325,180
------------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison                                                                  5,167                        102,337
------------------------------------------------------------------------------------------------------------------------------------
 Koichi Itoh/3/                                                                     5,167                        119,834
------------------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow                                                                    45,050                         87,500
------------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila/3/                                                            34,400                        192,500
------------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale                                                                     29,900                        145,500
------------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill                                                                 44,050                         94,000
------------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen/3/                                                             39,800                         78,000
------------------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers                                                                   33,800                         66,000
------------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham/3/                                                                 45,050                         87,500
------------------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.                                                                 46,050                         89,500
------------------------------------------------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 16

1 Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended November 30, 2005 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2005 fiscal year for participating directors is as follows: Joseph C. Berenato
 ($3,053), H. Frederick Christie ($188,279), Koichi Itoh ($5,512), Mary Myers
 Kauppila ($471,861),  Donald E. Petersen ($112,745) and Steadman Upham
 ($161,635). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

As of January 1, 2006, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on November 4, 1992. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares, including Class A, B, C, F,
529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule
18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests

                Capital World Growth and Income Fund -- Page 17

of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica/(R)/ account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College
Savings Plan/SM/ will vote any proxies relating to fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with non-interested directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of H. Frederick Christie, Robert J. Denison, Merit E. Janow, Robert J.
O'Neill, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors.
Six audit committee meetings were held during the 2005 fiscal year.

The fund has a contracts committee comprised of Joseph C. Berenato, H. Frederick
Christie, Robert J. Denison, Koichi Itoh, Merit E. Janow, Mary Myers Kauppila,
Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Steadman
Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service
Agreement, Principal Underwriting Agreement, Administrative Services Agreement
and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into,

                Capital World Growth and Income Fund -- Page 18

renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the
2005 fiscal year.

The fund has a nominating committee comprised of Koichi Itoh, Gail L. Neale,
Donald E. Petersen, Stefanie Powers and Steadman Upham, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates non-interested director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Two nominating committee meetings were held during the 2005 fiscal year.

The fund has a proxy committee comprised of Joseph C. Berenato, H. Frederick
Christie, Robert J. Denison, Koichi Itoh, Merit E. Janow, Mary Myers Kauppila,
Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stephanie Powers, Steadman
Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's functions include reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, monitoring certain contested proxy voting issues, and discussing related current issues. Two proxy committee meetings were held during the 2005 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then

                Capital World Growth and Income Fund -- Page 19

elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at www.americanfunds.com and (c) on the SEC's website at
www.sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

                Capital World Growth and Income Fund -- Page 20

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on January 1, 2006. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        26.69%
 201 Progress Parkway                                Class B        14.54
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         6.18
 333 W. 34th Street                                  Class C        13.68
 New York, NY 10001-2402
----------------------------------------------------------------------------
 MLPF&S                                              Class B         5.48
 4800 Deer Lake Drive E. Floor 2                     Class C        17.86
 Jacksonville, FL 32246-6484                         Class R-3       6.44
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F        12.24
 101 Montgomery Street                               Class R-4       8.42
 San Francisco, CA 94104-4122
----------------------------------------------------------------------------
 Union Bank of California Trust                      Class R-1       8.75
 P.O. Box 5024
 Costa Mesa, CA 92628-5024
----------------------------------------------------------------------------
 Nationwide Trust Company FSB                        Class R-3      15.42
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 Ameriprise Trust Co.                                Class R-4      13.05
 50534 AXP Financial Center
 Minneapolis, MN 55474-0505
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-4       6.68
 100 Magellan Way KWIC                               Class R-5       9.03
 Covington, KY 41015
----------------------------------------------------------------------------
 CGTC TR                                             Class R-5      17.71
 333 S. Hope Street, Floor 49
 Los Angeles, CA 90071-1406
----------------------------------------------------------------------------
 State Street KC AS                                  Class R-5       8.50
 801 Pennsylvania Avenue
 Kansas City, MO 64105-1307
----------------------------------------------------------------------------
 The Northern Trust                                  Class R-5       6.36
 P.O. Box 92994
 Chicago, IL 60675-2994
----------------------------------------------------------------------------

INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva,
Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope
Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA
92821. It is a wholly owned subsidiary of The Capital Group Companies,

                Capital World Growth and Income Fund -- Page 21

Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also manage assets in other mutual funds advised by Capital
Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which Capital World Growth and
Income Fund portfolio counselors are measured include: MSCI World Index and
Lipper Global Funds Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                Capital World Growth and Income Fund -- Page 22

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF NOVEMBER 30, 2005:

                                        NUMBER             NUMBER
                                       OF OTHER           OF OTHER          NUMBER
                                      REGISTERED           POOLED          OF OTHER
                                      INVESTMENT         INVESTMENT        ACCOUNTS
                                   COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                         THAT               THAT           PORTFOLIO
                                      PORTFOLIO          PORTFOLIO         COUNSELOR
                    DOLLAR RANGE      COUNSELOR          COUNSELOR          MANAGES
                      OF FUND          MANAGES            MANAGES         (ASSETS OF
    PORTFOLIO          SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
    COUNSELOR         OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
-----------------------------------------------------------------------------------------

 Stephen E.          $500,001 -      2       $143.5      1      $0.04         None
 Bepler              $1,000,000
------------------------------------------------------------------------------------------
 Gregg E. Ireland       Over         3       $245.9      1      $0.04         None
                     $1,000,000
------------------------------------------------------------------------------------------
 Mark E. Denning      None/5/        6       $206.8      2      $0.05         None
------------------------------------------------------------------------------------------
 Jeanne K.           $100,001 -          None               None              None
 Carroll              $500,000
------------------------------------------------------------------------------------------
 Carl M. Kawaja      $100,001 -      4       $183.9      1      $0.27         None
                      $500,000
------------------------------------------------------------------------------------------
 Andrew B. Suzman    $500,001 -      1       $ 61.5         None              None
                     $1,000,000
------------------------------------------------------------------------------------------
 Steven T. Watson    $100,001 -      3       $186.4         None              None
                      $500,000
------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company and sold outside the United States. Assets noted are the total net assets of the fund and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
5 Portfolio counselor resides outside the United States. As such, tax considerations may adversely influence his or her ability to own shares of the fund.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the

                Capital World Growth and Income Fund -- Page 23

performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the
Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment
(as defined in the 1940 Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to non-interested directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

       RATE                 IN EXCESS OF                    UP TO
-----------------------------------------------------------------------------

      0.600%              $             0              $   500,000,000
-----------------------------------------------------------------------------
      0.500                   500,000,000                1,000,000,000
-----------------------------------------------------------------------------
      0.460                 1,000,000,000                1,500,000,000
-----------------------------------------------------------------------------
      0.430                 1,500,000,000                2,500,000,000
-----------------------------------------------------------------------------
      0.410                 2,500,000,000                4,000,000,000
-----------------------------------------------------------------------------
      0.400                 4,000,000,000                6,500,000,000
-----------------------------------------------------------------------------
      0.395                 6,500,000,000               10,500,000,000
-----------------------------------------------------------------------------
      0.390                10,500,000,000               17,000,000,000
-----------------------------------------------------------------------------
      0.385                17,000,000,000               21,000,000,000
-----------------------------------------------------------------------------
      0.380                21,000,000,000               27,000,000,000
-----------------------------------------------------------------------------
      0.375                27,000,000,000               34,000,000,000
-----------------------------------------------------------------------------
      0.370                34,000,000,000               44,000,000,000
-----------------------------------------------------------------------------
      0.365                44,000,000,000               55,000,000,000
-----------------------------------------------------------------------------
      0.360                55,000,000,000
-----------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 24

The board of directors approved an amendment to the Agreement effective November
1, 2005 providing for the reduced rate of 0.360% on daily net assets of $55 billion.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class
A fees will be waived in lieu of management fees.

For the fiscal years ended November 30, 2005 and 2004, the investment adviser was entitled to receive from the fund management fees of $157,882,000 and
$94,017,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of
$144,339,000 (a reduction of $13,543,000) and $92,543,000 (a reduction of
$1,474,000) for the fiscal years ended November 30, 2005 and 2004, respectively.
For the fiscal year ended November 30, 2003, the fund paid the investment adviser management fees of $50,748,000.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and is expected to continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of non-interested directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, R-2, R-3 and R-4 shares, the investment adviser has agreed to pay a

                Capital World Growth and Income Fund -- Page 25

portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended November 30, 2005, the total fees paid by the investment adviser were $606,000.

As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's Class C, F, R and 529 shares. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American
Funds Service Company. The investment adviser also receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for each applicable share class (excluding Class R-5 shares) for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser will not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10%
of the average daily net assets. This fee is subject to the same uses and limitations described above.

During the 2005 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                               $4,650,000
------------------------------------------------------------------------------
               CLASS F                                2,398,000
------------------------------------------------------------------------------
             CLASS 529-A                                540,000
------------------------------------------------------------------------------
             CLASS 529-B                                101,000
------------------------------------------------------------------------------
             CLASS 529-C                                180,000
------------------------------------------------------------------------------
             CLASS 529-E                                 28,000
------------------------------------------------------------------------------
             CLASS 529-F                                 11,000
------------------------------------------------------------------------------
              CLASS R-1                                  63,000
------------------------------------------------------------------------------
              CLASS R-2                               1,911,000
------------------------------------------------------------------------------
              CLASS R-3                                 977,000
------------------------------------------------------------------------------
              CLASS R-4                                 462,000
------------------------------------------------------------------------------
              CLASS R-5                                 419,000
------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

                Capital World Growth and Income Fund -- Page 26

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                     REVENUE          COMPENSATION
                                            FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2005            $49,637,000        $223,815,000
                                                  2004             32,628,000         146,257,000
                                                  2003              9,959,000          44,742,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2005              3,056,000          22,797,000
                                                  2004              2,495,000          20,599,000
                                                  2003              1,025,000           8,607,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2005                     --          16,349,000
                                                  2004                     --           9,952,000
                                                  2003                     --           3,443,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2005              1,416,000           6,703,000
                                                  2004                835,000           3,937,000
                                                  2003                266,000           1,267,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2005                132,000             832,000
                                                  2004                128,000             770,000
                                                  2003                 62,000             374,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2005                     --             619,000
                                                  2004                     --             396,000
                                                  2003                     --             156,000
-----------------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 27

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the non-interested directors of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential
benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of non-interested directors are committed to the discretion of the non-interested directors during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to
1.00% of the average daily net assets attributable to Class R-2 shares; (i) for
Class R-3 shares, up to 0.75% of the average daily net assets attributable to
Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for
Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the

                Capital World Growth and Income Fund -- Page 28

Principal Underwriter for paying distribution-related expenses, including for
Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge
(including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets
-- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

                Capital World Growth and Income Fund -- Page 29

As of the end of the 2005 fiscal year, total 12b-1 expenses, and the portion of the expense that remained unpaid, were:

                                                                   12B-1 UNPAID LIABILITY
                                            12B-1 EXPENSES              OUTSTANDING
-------------------------------------------------------------------------------------------

               CLASS A                       $73,322,000                $13,748,000
-------------------------------------------------------------------------------------------
               CLASS B                        16,998,000                  2,217,000
-------------------------------------------------------------------------------------------
               CLASS C                        27,797,000                  6,050,000
-------------------------------------------------------------------------------------------
               CLASS F                         4,553,000                  1,313,000
-------------------------------------------------------------------------------------------
             CLASS 529-A                         683,000                    167,000
-------------------------------------------------------------------------------------------
             CLASS 529-B                         621,000                     84,000
-------------------------------------------------------------------------------------------
             CLASS 529-C                       1,187,000                    268,000
-------------------------------------------------------------------------------------------
             CLASS 529-E                         110,000                     32,000
-------------------------------------------------------------------------------------------
             CLASS 529-F                           8,000                          0
-------------------------------------------------------------------------------------------
              CLASS R-1                          295,000                     97,000
-------------------------------------------------------------------------------------------
              CLASS R-2                        2,356,000                    707,000
-------------------------------------------------------------------------------------------
              CLASS R-3                        2,237,000                    611,000
-------------------------------------------------------------------------------------------
              CLASS R-4                          737,000                    190,000
-------------------------------------------------------------------------------------------

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers that
American Funds Distributors anticipates will receive additional compensation
(as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.

                Capital World Growth and Income Fund -- Page 30

     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
November 30, 2005, 2004 and 2003 amounted to $48,379,000, $29,860,000 and
$15,751,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The increase in brokerage commissions paid in 2004 as compared to 2003 and 2002 was attributable to increased purchases of portfolio securities, thereby increasing brokerage commissions paid.

                Capital World Growth and Income Fund -- Page 31

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Banc of America Securities, LLC, Citigroup Global
Markets Inc., Credit Suisse First Boston Corp., First Clearing LLC, J.P. Morgan
Securities Inc. and UBS Financial Services Inc. As of the fund's most recent fiscal year-end, the fund held equity securities of Bank of America Corp. in the amount of $121,530,000, Citigroup Inc. in the amount of $381,603,000, Credit
Suisse Group in the amount of $96,676,000, J.P. Morgan Chase & Co. in the amount of $235,237,000, UBS AG in the amount of $294,715,000 and Wachovia Corporation in the amount of $38,662,000. As of the fund's most recent fiscal year-end, the fund held debt securities of Bank of America Corp. in the amount of $49,221,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
Affiliates of the fund (including the fund's board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require portfolio holdings information for legitimate business and fund oversight purposes may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically

                Capital World Growth and Income Fund -- Page 32

occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements
(including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

                Capital World Growth and Income Fund -- Page 33

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to the fund's net asset value being calculated.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The

                Capital World Growth and Income Fund -- Page 34

valuation committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S.
stock markets);

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which

                Capital World Growth and Income Fund -- Page 35

are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form
     1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt

                Capital World Growth and Income Fund -- Page 36

     securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

                Capital World Growth and Income Fund -- Page 37

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be

                Capital World Growth and Income Fund -- Page 38

     treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S.

                Capital World Growth and Income Fund -- Page 39

shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                Capital World Growth and Income Fund -- Page 40

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when
                    wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust
Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American
Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus.  As noted in the prospectus, purchase minimums may be waived or reduced in certain cases. The initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

                Capital World Growth and Income Fund -- Page 41

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

                Capital World Growth and Income Fund -- Page 42

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period and with the redemption proceeds you purchase Class A shares, you are still responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

                Capital World Growth and Income Fund -- Page 43

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying

                Capital World Growth and Income Fund -- Page 44

          investments are managed by any affiliate of The Capital Group
          Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

                Capital World Growth and Income Fund -- Page 45

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to an account at the time of each purchase made during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the Statement period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The market value of existing
     American Funds investments (other than shares representing direct purchases of money market funds) as of the day immediately before the start of the
     Statement period, and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the Statement period, are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the
     Statement period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plan(s), such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (For trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

                Capital World Growth and Income Fund -- Page 46

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .
          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments, American
     Legacy variable annuity contracts and variable life insurance policies.
     Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for cal-

                Capital World Growth and Income Fund -- Page 47

     culation at cost value. For example, the value of accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if you are not an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans.
     Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each

                Capital World Growth and Income Fund -- Page 48

          additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings
Plan eliminating the fund as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders.

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

                Capital World Growth and Income Fund -- Page 49

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum)
and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

                Capital World Growth and Income Fund -- Page 50

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

                Capital World Growth and Income Fund -- Page 51

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's Articles of
Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's board of directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds

                Capital World Growth and Income Fund -- Page 52

Service Company is located at 135 South State College Boulevard, Brea, CA
92821-5823. American Funds Service Company was paid a fee of $29,048,000 for
Class A shares and $1,847,000 for Class B shares for the 2005 fiscal year.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los
Angeles, CA 90071, serves as counsel for the fund and for non-interested directors in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the non-interested directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on November 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term

                Capital World Growth and Income Fund -- Page 53

trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General is appealing the Superior Court's decision to California's Court of Appeal for the Second Appellate District.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central District of
California, relating to these matters. Although most of the claims in the suit were dismissed with prejudice, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- NOVEMBER 30, 2005

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $36.99
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $39.25

                Capital World Growth and Income Fund -- Page 54

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                Capital World Growth and Income Fund -- Page 55

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                Capital World Growth and Income Fund -- Page 56

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                Capital World Growth and Income Fund -- Page 57

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                Capital World Growth and Income Fund -- Page 58

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                Capital World Growth and Income Fund -- Page 59

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                Capital World Growth and Income Fund -- Page 60

[Logo - American Funds ®]

Capital World Growth and Income FundSM
Investment portfolio
November 30, 2005

		Market value
Common stocks — 90.13%	Shares	(000)

FINANCIALS — 21.14%
Fortis (Netherlands)	15,694,100	$466,496
Fortis (Belgium)	300,000	8,917
Lloyds TSB Group PLC	55,584,500	452,177
UniCredito Italiano SpA (Italy)	54,600,000	338,167
UniCredito Italiano SpA (Germany)	13,500,000	84,011
Banco Itaú Holding Financeira SA, preferred nominative	16,152,000	409,467
Kookmin Bank	6,169,620	404,799
Cathay Financial Holding Co., Ltd.	220,706,000	400,265
Citigroup Inc.	7,860,000	381,603
Banco Santander Central Hispano, SA	29,360,604	373,728
Société Générale	3,109,500	370,517
ABN AMRO Holding NV	14,685,944	362,621
HSBC Holdings PLC (United Kingdom)	20,269,729	324,529
HSBC Holdings PLC (Hong Kong)	2,000,000	32,111
UBS AG	3,195,211	294,715
Shinhan Financial Group Co., Ltd.	6,756,300	260,760
ING Groep NV	7,677,261	249,013
J.P. Morgan Chase & Co.	6,150,000	235,237
Banco Bradesco SA, preferred nominative	7,262,800	222,421
Swire Pacific Ltd., Class A	22,065,000	200,322
Mitsui Trust Holdings, Inc.	14,621,000	180,227
Royal Bank of Scotland Group PLC	5,344,132	152,460
Washington Mutual, Inc.	3,530,000	145,401
ICICI Bank Ltd.	12,288,703	144,145
ICICI Bank Ltd. (ADR)	4,000	102
Mizuho Financial Group, Inc.	20,180	142,505
Commerzbank U.S. Finance, Inc.	4,610,000	136,486
NIPPONKOA Insurance Co., Ltd.	16,911,000	136,096
Hana Bank[1]	3,125,000	129,052
Fannie Mae	2,605,000	125,170
Deutsche Börse AG	1,262,000	124,197
Bank of America Corp.	2,648,300	121,530
Crédit Agricole SA	4,000,000	121,113
Woori Finance Holdings Co., Ltd.	6,623,640	121,110
Allied Capital Corp.	3,798,000	114,890
DnB NOR ASA	10,936,100	114,759
Zurich Financial Services[2]	532,000	108,617
Willis Group Holdings Ltd.	2,750,000	102,547
Chinatrust Financial Holding Co., Ltd.	123,881,294	99,749
Credit Suisse Group	1,985,000	96,676
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,482,000	91,647
Fubon Financial Holding Co., Ltd.	114,595,000	91,587
Mitsubishi UFJ Financial Group, Inc.	7,192	90,756
National Savings and Commercial Bank Ltd. (GDR)	1,264,500	83,457
Hang Lung Properties Ltd.	54,852,000	82,408
Hongkong Land Holdings Ltd.	25,421,800	81,350
Grupo Financiero Banorte, SA de CV	36,848,252	79,788
St. George Bank Ltd.	3,796,732	79,479
Sompo Japan Insurance Inc.	6,000,000	79,224
Freddie Mac	1,245,000	77,750
ForeningsSparbanken AB, Class A	3,000,000	76,987
Sumitomo Mitsui Financial Group, Inc.	8,020	75,736
QBE Insurance Group Ltd.	5,145,970	72,628
PartnerRe Holdings Ltd.	1,010,000	68,963
Westpac Banking Corp.	4,122,000	68,421
American International Group, Inc.	1,000,000	67,140
Allianz AG	460,000	66,951
Marsh & McLennan Companies, Inc.	2,000,000	61,780
Mitsui Sumitomo Insurance Co., Ltd.	5,394,000	61,756
Wells Fargo & Co.	976,000	61,342
Singapore Exchange Ltd.	33,153,000	53,918
China Construction Bank Corp., H shares[2]	144,738,800	47,597
Bank Hapoalim Ltd.	10,873,500	47,428
Malayan Banking Bhd.	15,939,300	47,315
U.S. Bancorp	1,530,000	46,328
Millea Holdings, Inc.	2,766	45,769
Hypo Real Estate Holding AG	825,000	42,978
Samsung Fire & Marine Insurance Co., Ltd.	402,030	42,088
Developers Diversified Realty Corp.	900,000	40,770
Hysan Development Co. Ltd.	17,007,011	40,355
Wachovia Corp.	724,000	38,662
Bank of the Philippine Islands	35,318,696	38,227
Brascan Corp., Class A	785,000	37,464
DBS Group Holdings Ltd.	3,620,000	35,110
Aioi Insurance Co. Ltd.	5,561,000	34,901
Kimco Realty Corp.	1,050,000	33,022
CapitaLand Ltd.	17,000,000	32,977
Equity Office Properties Trust	1,000,000	31,180
Banco Bilbao Vizcaya Argentaria, SA	1,580,000	27,970
Wharf (Holdings) Ltd.	7,800,000	27,712
NTT Urban Development Corp.	5,000	25,865
Montpelier Re Holdings Ltd.	1,305,000	25,617
PT Bank Mandiri (Persero) Tbk	198,000,000	25,506
Nippon Building Fund, Inc.	3,050	24,571
Erste Bank der oesterreichischen Sparkassen AG	380,000	20,244
Hang Lung Group Ltd.	8,767,000	17,072
Fairfax Financial Holdings Ltd.	111,000	16,745
Sun Life Financial Inc.	365,000	14,501
KASIKORNBANK PCL, nonvoting depositary receipt	8,578,400	12,698
Unibail Holding	101,000	12,594
XL Capital Ltd., Class A	180,000	11,948
Capital One Financial Corp.	139,345	11,574
HKR International Ltd.	4,824,800	2,333
Security Capital European Realty[1,2,3]	15,843	253
		10,821,150

CONSUMER DISCRETIONARY — 11.32%
Hyundai Motor Co.	4,130,000	$ 341,112
Hyundai Motor Co., nonvoting preferred, Series 2	1,877,550	107,791
Toyota Motor Corp.	8,370,300	405,014
Yamada Denki Co., Ltd.	3,239,800	332,211
Target Corp.	5,554,000	297,195
Accor SA	4,900,000	260,748
Continental AG	2,907,050	246,382
Daito Trust Construction Co., Ltd.	4,596,700	224,726
Lowe’s Companies, Inc.	3,075,000	207,501
Mediaset SpA	18,350,000	193,240
LG Electronics Inc.	2,353,000	178,450
Best Buy Co., Inc.	3,648,000	175,980
Daimaru, Inc.	12,679,000	171,017
Yue Yuen Industrial (Holdings) Ltd.	55,465,000	149,134
Publishing & Broadcasting Ltd.	10,565,000	129,337
Grupo Televisa, SA, ordinary participation certificates (ADR)	1,555,000	123,467
Kia Motors Corp.	5,000,000	119,162
Bridgestone Corp.	5,410,000	116,419
Kingfisher PLC	28,730,197	111,768
Harrah’s Entertainment, Inc.	1,620,000	110,306
Volkswagen AG, nonvoting preferred	2,720,000	104,349
Pearson PLC	8,354,000	97,136
Vivendi Universal	3,200,000	92,968
DSG International PLC	34,882,596	92,277
Time Warner Inc.	5,000,000	89,900
Compagnie Générale des Etablissements Michelin, Class B	1,559,000	84,981
Canon Sales Co., Inc.	3,997,000	83,507
Honda Motor Co., Ltd.	1,450,000	81,431
General Motors Corp.	3,355,000	73,474
Bayerische Motoren Werke AG	1,655,000	72,796
Limited Brands, Inc.	3,107,517	69,142
Gestevisión Telecinco SA	2,865,000	68,749
Rank Group PLC	12,500,000	66,783
H & M Hennes & Mauritz AB, Class B	2,060,000	64,612
Reuters Group PLC	8,736,600	60,573
Makita Corp.	2,235,800	54,933
Carnival Corp., units	1,000,000	54,490
Li & Fung Ltd.	24,000,000	48,437
Daiei, Inc.[2]	2,030,000	48,180
Clear Channel Communications, Inc.	1,438,800	46,847
Kesa Electricals PLC	10,295,196	43,878
Fuji Television Network Inc.	20,000	43,791
Swatch Group Ltd	173,750	25,103
Swatch Group Ltd	436,873	12,889
Fuji Heavy Industries Ltd.	6,919,000	37,006
Ford Motor Co.	4,000,000	32,520
British Sky Broadcasting Group PLC	3,655,000	31,218
HYUNDAI MOBIS	299,070	25,048
Maruti Udyog Ltd.	1,800,000	24,071
Comcast Corp., Class A2	700,000	18,480
News Corp. Inc., Class A	1,219,458	18,060
Fairmont Hotels & Resorts Inc.	375,000	14,501
Métropole Télévision	310,000	7,958
TI Automotive Ltd., Class A1,2	1,068,000	—
		5,791,048

TELECOMMUNICATION SERVICES — 8.89%
Koninklijke KPN NV	51,469,620	$ 510,168
Vodafone Group PLC	209,176,000	451,177
Telekom Austria AG	18,412,750	417,098
Chunghwa Telecom Co., Ltd. (ADR)	9,979,600	173,845
Chunghwa Telecom Co., Ltd.	98,046,000	166,974
SBC Communications Inc.	12,957,124	322,762
Tele Norte Leste Participações SA, preferred nominative	15,044,930	282,373
Tele Norte Leste Participações SA, ordinary nominative	762,130	18,976
Tele Norte Leste Participações SA, preferred nominative (ADR)	70,000	1,302
France Télécom, SA	10,955,000	274,500
América Móvil SA de CV, Series L (ADR)	7,809,000	224,274
Deutsche Telekom AG	13,035,500	216,627
KT Corp. (ADR)	6,865,120	149,866
KT Corp.	859,940	35,139
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	292,508,000	160,655
Verizon Communications Inc.	4,800,000	153,504
China Netcom Group Corp. (Hong Kong) Ltd.	74,348,000	120,807
Advanced Info Service PCL	41,114,900	98,772
BellSouth Corp.	3,569,000	97,291
TDC A/S	1,508,608	90,317
Teléfonos de México, SA de CV, Class L (ADR)	3,623,474	81,275
BT Group PLC	20,000,000	73,828
Maxis Communications Bhd.	25,310,000	58,361
SK Telecom Co., Ltd. (ADR)	2,330,000	49,233
Swisscom AG	150,000	46,964
Telecom Italia SpA, nonvoting	17,440,000	41,582
COSMOTE Mobile Telecommunications SA	1,650,000	35,238
China Unicom Ltd.	40,870,000	33,468
Belgacom SA	925,000	30,940
KDDI Corp.	5,700	29,915
Telefónica, SA	1,868,729	27,663
Sprint Nextel Corp.	1,100,000	27,544
Portugal Telecom, SGPS, SA	2,453,300	22,467
BCE Inc.	690,647	16,356
Telecomunicações de Sao Paulo SA, preferred nominative	380,480	7,914
		4,549,175

CONSUMER STAPLES — 8.52%
Altria Group, Inc.	11,434,500	832,317
Nestlé SA	1,628,200	482,851
Diageo PLC	28,250,000	407,849
Tesco PLC	56,805,563	297,597
Foster’s Group Ltd.	70,442,807	294,402
Unilever NV	2,623,000	176,368
Unilever NV (New York registered)	1,265,000	84,730
Seven & I Holdings Co., Ltd.[2]	7,328,000	257,209
Reynolds American Inc.	1,700,000	151,334
AEON CO., LTD.	5,210,000	116,252
Koninklijke Ahold NV2	13,285,000	100,053
Altadis, SA	2,240,000	94,673
Imperial Tobacco Group PLC	3,050,000	90,914
Groupe Danone	833,000	85,709
Wal-Mart Stores, Inc.	1,728,000	83,912
Kimberly-Clark de México, SA de CV, Class A, ordinary participation certificates	22,846,100	83,104
Coca-Cola West Japan Co. Ltd.	3,627,400	79,272
Gallaher Group PLC	5,150,000	78,447
Fomento Económico Mexicano, SA de CV (ADR)	1,053,700	71,641
METRO AG	1,410,000	63,183
Nissin Food Products Co., Ltd.	1,960,000	54,217
PepsiCo, Inc.	900,000	53,280
Scottish & Newcastle PLC	6,053,900	49,745
Coca-Cola Co.	1,150,000	49,093
Uni-Charm Corp.	845,000	38,769
L’Oréal SA	385,000	27,816
Cía. de Bebidas das Américas — AmBev, preferred nominative (ADR)	590,000	23,128
Cía. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	118,000	3,912
UST Inc.	655,900	25,305
Bunge Ltd.	465,000	24,877
Woolworths Ltd.	1,900,000	23,906
Avon Products, Inc.	660,000	18,051
SABMiller PLC	850,716	15,106
Royal Numico NV2	310,000	12,773
Coca-Cola HBC SA	352,182	9,182
		4,360,977

MATERIALS — 8.14%
Barrick Gold Corp.	14,000,000	372,540
Dow Chemical Co.	7,257,600	328,406
AngloGold Ashanti Ltd.	5,950,000	256,984
Akzo Nobel NV	4,875,000	218,968
Newcrest Mining Ltd.	12,500,000	196,945
Bayer AG	4,642,000	185,250
China Steel Corp.	229,341,000	171,989
BASF AG	2,200,000	162,446
LG Chem, Ltd.	2,638,000	133,631
LG Chem, Ltd., nonvoting preferred	375,000	13,424
Formosa Plastics Corp.	95,729,000	143,865
Freeport-McMoRan Copper & Gold Inc., Class B	2,656,800	138,446
James Hardie Industries Ltd.	21,986,900	136,778
International Paper Co.	3,950,000	124,544
Cía. Vale do Rio Doce, preferred nominative, Class A	2,304,400	87,586
Cía. Vale do Rio Doce, ordinary nominative (ADR)	747,600	32,416
L’Air Liquide	652,500	117,970
Phelps Dodge Corp.	750,000	101,753
Gold Fields Ltd.	6,500,000	100,066
Impala Platinum Holdings Ltd.	702,389	92,170
Formosa Chemicals & Fibre Corp.	55,440,000	87,458
K+S AG	1,231,600	77,993
Norske Skogindustrier ASA, Class A	5,081,713	74,241
Weyerhaeuser Co.	1,040,000	68,962
Bowater Inc.	2,000,000	62,100
DSM NV	1,669,656	61,850
Nitto Denko Corp.	900,000	61,825
Placer Dome Inc.	2,600,000	56,916
Eastman Chemical Co.	1,000,000	55,330
UPM-Kymmene Corp.	2,784,000	52,434
Ivanhoe Mines Ltd.[2]	7,000,000	51,599
POSCO	256,730	51,401
Potash Corp. of Saskatchewan Inc.	600,000	43,890
Nan Ya Plastics Corp.	34,450,000	41,532
Georgia-Pacific Corp., Georgia-Pacific Group	798,300	37,752
Sonoco Products Co.	1,200,000	34,416
Cemex, SA de CV, ordinary participation certificates, units (ADR)	577,963	32,539
Lyondell Chemical Co.	700,000	17,801
Yara International ASA	1,131,800	17,374
Stora Enso Oyj (ADR)	1,086,300	13,948
Sappi Ltd.	1,239,000	13,289
Smurfit-Stone Container Corp.[2]	974,200	12,343
M-real Oyj, Class B	2,369,500	11,338
Alcoa Inc.	315,000	8,634
E.I. du Pont de Nemours and Co.	100,000	4,275
		4,167,417

ENERGY — 7.55%
Royal Dutch Shell PLC, Class B	20,949,312	675,528
Royal Dutch Shell PLC, Class A (ADR)	4,557,000	280,802
Royal Dutch Shell PLC, Class A	6,687,597	205,878
Royal Dutch Shell PLC, Class B (ADR)	1,142,148	74,046
TOTAL SA	1,807,000	452,355
TOTAL SA (ADR)	1,125,000	140,276
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	2,800,000	172,480
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	2,000,000	135,200
ENI SpA	10,952,600	296,901
Chevron Corp.	4,931,462	282,622
Husky Energy Inc.	5,015,000	241,100
Reliance Industries Ltd.	8,627,000	156,610
Norsk Hydro ASA	1,465,900	146,868
Oil & Natural Gas Corp. Ltd.	6,324,000	141,956
Canadian Oil Sands Trust[3]	1,100,000	118,797
Canadian Oil Sands Trust	30,041	3,244
Schlumberger Ltd.	812,100	77,742
Exxon Mobil Corp.	1,000,000	58,030
Williams Companies, Inc.	1,935,000	41,603
Marathon Oil Corp.	670,000	39,724
Sasol Ltd.	1,100,000	36,684
SK Corp.	404,600	21,081
ConocoPhillips	300,000	18,153
SBM Offshore NV	210,000	16,496
Kinder Morgan, Inc.	175,000	15,855
Enbridge Inc.	460,000	14,265
		3,864,296

HEALTH CARE — 6.40%
Roche Holding AG	4,541,066	682,317
AstraZeneca PLC (Sweden)	6,579,800	305,077
AstraZeneca PLC (United Kingdom)	1,500,000	69,195
Sanofi-Aventis	3,879,900	313,698
Novo Nordisk A/S, Class B	5,166,000	277,817
Fresenius Medical Care AG	2,318,000	220,226
Fresenius Medical Care AG, preferred	645,000	52,864
Mediceo Paltac Holdings Co., Ltd.[4]	14,930,500	206,626
Smith & Nephew PLC	20,225,000	179,741
Merck KGaA	2,041,000	166,967
Johnson & Johnson	2,607,000	160,982
Bristol-Myers Squibb Co.	4,970,000	107,302
McKesson Corp.	1,755,000	88,277
Schering-Plough Corp.	4,400,000	85,008
Eli Lilly and Co.	1,550,000	78,275
Forest Laboratories, Inc.[2]	1,865,000	72,866
WellPoint, Inc.[2]	916,600	70,422
Pfizer Inc	3,000,000	63,600
Abbott Laboratories	1,541,300	58,122
Astellas Pharma Inc.	365,000	14,123
		3,273,505

INDUSTRIALS — 5.44%
General Electric Co.	9,800,000	$ 350,056
United Parcel Service, Inc., Class B	4,091,700	318,743
Siemens AG	3,879,500	294,187
Sandvik AB	5,286,000	250,332
Tyco International Ltd.	8,560,000	244,131
Qantas Airways Ltd.	71,274,256	198,760
Singapore Technologies Engineering Ltd.	98,500,000	153,205
Marubeni Corp.	27,000,000	134,255
United Technologies Corp.	2,292,400	123,423
Wesfarmers Ltd.	3,800,000	99,898
Deutsche Post AG	3,800,000	82,542
ComfortDelGro Corp. Ltd.	75,600,000	67,065
SMC Corp.	453,500	60,942
Manpower Inc.	1,150,000	53,417
Mitsubishi Corp.	2,400,000	49,240
Brambles Industries Ltd.	6,600,000	47,307
Atlas Copco AB, Class B	1,575,000	28,215
Atlas Copco AB, Class A	900,000	18,075
Imperial Holdings Ltd.	2,385,000	45,688
Asahi Diamond Industrial Co., Ltd.[4]	3,950,000	31,723
Vedior NV	2,000,000	28,310
Brambles Industries PLC	4,000,000	27,214
Rentokil Initial PLC	9,090,000	25,382
JS Group Corp.	1,300,000	24,064
Singapore Post Private Ltd.	32,160,000	22,443
American Standard Inc.	139,200	5,301
		2,783,918

INFORMATION TECHNOLOGY — 5.02%
Taiwan Semiconductor Manufacturing Co. Ltd.	100,774,665	179,148
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	11,732,984	112,402
Microsoft Corp.	8,446,500	234,053
Hewlett-Packard Co.	7,700,000	228,459
Murata Manufacturing Co., Ltd.	3,676,800	210,173
International Business Machines Corp.	2,015,000	179,133
SOFTBANK CORP.	2,121,100	170,879
ASML Holding NV (New York registered)[2]	4,145,000	79,418
ASML Holding NV2	4,146,000	79,405
Mediatek Incorporation	13,815,965	144,682
livedoor Co., Ltd.[2]	25,083,000	122,208
Acer Inc.	53,000,000	117,655
Hoya Corp.	2,853,000	103,238
Delta Electronics, Inc.	36,034,840	72,673
Cisco Systems, Inc.[2]	4,083,000	71,616
Chi Mei Optoelectronics Corp.	51,680,751	62,922
Rohm Co., Ltd.	673,500	61,012
Samsung SDI Co., Ltd.	585,000	60,961
Toshiba Corp.	10,250,000	53,965
Intersil Corp., Class A	1,880,000	48,222
Samsung Electronics Co., Ltd.	66,208	38,202
Premier Farnell PLC	12,720,000	35,409
Texas Instruments Inc.	750,000	24,360
Analog Devices, Inc.	600,000	22,752
Telefonaktiebolaget LM Ericsson, Class B (ADR)	595,000	19,385
Contax Participações SA, preferred nominative	15,044,930	17,367
Contax Participações SA, ordinary nominative[2]	762,130	1,242
Contax Participações SA, preferred nominative (ADR)	70,000	81
Corning Inc.[2]	723,513	14,651
Kyoden Co., Ltd.	200,000	1,344
		2,567,017

UTILITIES — 4.13%
Veolia Environnement	10,150,000	$ 434,848
NTPC Ltd.	128,290,000	291,568
E.ON AG	2,834,214	269,938
Gas Natural SDG, SA	6,869,500	187,512
Scottish Power PLC	18,350,000	168,471
GAIL (India) Ltd.	23,115,000	134,548
National Grid Transco PLC	12,500,714	115,850
National Grid Transco PLC (ADR)	385,881	17,874
Korea Electric Power Corp.	3,823,280	128,193
Southern Co.	1,680,000	58,313
Cía. Energética de Minas Gerais — CEMIG, preferred nominative	1,260,000,000	50,925
Exelon Corp.	975,000	50,739
Dominion Resources, Inc.	567,811	43,125
Hong Kong and China Gas Co. Ltd.	19,118,000	40,556
Equitable Resources, Inc.	1,050,000	39,259
FirstEnergy Corp.	780,000	36,629
Progress Energy, Inc.	350,000	15,673
PG&E Corp.	330,000	12,137
MDU Resources Group, Inc.	350,000	11,491
Xcel Energy Inc.	357,500	6,617
		2,114,266

MISCELLANEOUS — 3.58%
Other common stocks in initial period of acquisition		1,832,434

Total common stocks (cost: $37,114,687,000)		46,125,203

	Shares or
Convertible securities — 0.42%	principal amount

CONSUMER DISCRETIONARY — 0.14%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	2,250,000	69,390

INFORMATION TECHNOLOGY — 0.11%
Nortel Networks Corp. 4.25% convertible notes 2008	$40,000,000	37,700
ASML Holding NV 5.50% convertible notes 2010	€12,700,000	19,777
		57,477

TELECOMMUNICATION SERVICES — 0.09%
Crown Castle International Corp. 6.25% convertible preferred 2012[2]	635,200	34,301
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006	€10,000,000	12,431
		46,732

INDUSTRIALS — 0.04%
Tyco International Group SA, Series B, 3.125% convertible debentures 2023	$15,000,000	20,306

MATERIALS — 0.02%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred[3]	10,000	11,134

HEALTH CARE — 0.02%
Baxter International Inc. 7.00% convertible preferred 2006	200,000 units	10,900

Total convertible securities (cost: $261,404,000)		215,939

	Principal amount	Market value
Bonds & notes — 0.82%	(000)	(000)

CONSUMER DISCRETIONARY — 0.36%
General Motors Corp. 8.375% 2033	$197,278	$134,149
General Motors Corp. 8.25% 2023	32,774	22,041
General Motors Corp. 7.20% 2011	2,695	1,913
General Motors Corp. 7.125% 2013	2,300	1,598
General Motors Acceptance Corp. 6.875% 2011	7,715	7,040
General Motors Acceptance Corp. 7.25% 2011	3,210	2,968
General Motors Acceptance Corp. 7.00% 2012	2,960	2,669
General Motors Acceptance Corp. 6.875% 2012	1,497	1,357
Delphi Automotive Systems Corp. 6.55% 2006[5]	14,955	8,375
		182,110

GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 0.27%
Brazilian Treasury Bill 0% 2006	R$224	95,932
United Mexican States Government, Series MI10, 8.00% 2013	MXP220,416	20,293
United Mexican States Government, Series M20, 8.00% 2023	221,784	19,207
United Mexican States Government, Series MI10, 9.50% 2014	40,200	4,019
		139,451

FINANCIALS — 0.10%
Hopson Development Holdings Ltd. 8.125% 2012[3]	$ 50,000	51,562

TELECOMMUNICATION SERVICES — 0.04%
AT&T Wireless Services, Inc. 8.125% 2012	20,000	23,053

ENERGY — 0.03%
El Paso Corp. 7.875% 2012	14,500	14,754

INFORMATION TECHNOLOGY — 0.02%
Flextronics International Ltd. 6.50% 2013	10,000	10,150

Total bonds & notes (cost: $425,296,000)		421,080

Short-term securities — 8.87%

Dexia Delaware LLC 3.83%-4.265% due 12/2/2005-2/3/2006	200,000	199,274
Calyon North America Inc. 4.025%-4.25% due 12/27/2005-2/22/2006	200,000	198,565
Bank of Ireland 4.11%-4.28% due 1/6-2/22/2006[3]	200,000	198,503
HBOS Treasury Services PLC 3.97%-4.23% due 12/19/2005-2/13/2006	200,000	198,479
Depfa Bank PLC 4.09%-4.26% due 1/3-2/17/2006[3]	192,800	191,604
Barclays U.S. Funding Corp. 3.785%-4.205% due 12/5/2005-1/23/2006	188,600	187,905
Old Line Funding, LLC 4.00%-4.14% due 12/1/2005-1/13/2006[3]	165,550	165,179
Thunder Bay Funding, LLC 4.17% due 1/17/2006[3]	21,100	20,982
Amsterdam Funding Corp. 3.92%-4.15% due 12/12/2005-1/19/2006[3]	186,300	185,641
Barton Capital Corp. 4.12%-4.14% due 1/12-1/18/2006[3]	150,000	149,216
Société Générale North America Inc. 4.255% due 2/21/2006	36,600	36,242
KfW International Finance Inc. 3.73%-4.15% due 12/14/2005-1/31/2006[3]	182,435	181,389
Westpac Trust Securities NZ Ltd. 4.16%-4.23% due 1/31-2/15/2006[3]	175,000	173,568
Danske Corp. 4.11%-4.24% due 1/5-1/30/2006[3]	165,700	164,750
Lloyds Bank PLC 4.03%-4.245% due 12/29/2005-2/14/2006	150,000	149,028
Spintab AB (Swedmortgage) 4.17%-4.25% due 2/1-2/14/2006	150,000	148,788
ING (U.S.) Funding LLC 3.84%-4.23% due 12/1/2005-1/30/2006	101,300	100,903
Mont Blanc Capital Corp. 4.26% due 2/3/2006[3]	44,800	44,455
Allied Irish Banks N.A. Inc. 3.92%-4.17% due 12/13/2005-1/25/2006[3]	130,000	129,332
ANZ National (International) Ltd. 4.19%-4.25% due 2/8-2/22/2006[3]	105,000	104,008
ANZ (Delaware) Inc. 4.16% due 1/17/2006	25,000	24,864
Svenska Handelsbanken 3.90%-4.21% due 12/7/2005-2/14/2006	75,000	74,538
Stadshypotek Delaware Inc. 4.23% due 2/15/2006[3]	50,000	49,549
IXIS Commercial Paper Corp. 3.92%-4.23% due 12/15/2005-2/3/2006[3]	121,600	121,154
HSBC USA Inc. 3.86%-4.12% due 12/16/2005-1/11/2006	115,017	114,543
Toyota Motor Credit Corp. 3.98%-4.12% due 12/28/2005-1/17/2006	104,700	104,237
Siemens Capital Co. LLC 4.20% due 1/19-2/9/2006	103,500	102,766
Federal Home Loan Bank 4.085%-4.10% due 1/18-1/20/2006	100,000	99,427
Rabobank USA Financial Corp. 4.03%-4.185% due 12/30/2005-2/13/2006	84,200	83,611
CBA (Delaware) Finance Inc. 3.84%-4.265% due 12/1/2005-2/21/2006	76,000	75,478
Royal Bank of Scotland PLC 4.03%-4.165% due 1/5-1/26/2006	75,000	74,585
Canadian Imperial Holdings Inc. 4.02%-4.19% due 12/14/2005-2/6/2006	69,100	68,672
UBS Finance (Delaware) LLC 4.11%-4.14% due 1/12-1/27/2006	58,516	58,210
GlaxoSmithKline Finance PLC 3.90%-4.23% due 12/12/2005-2/16/2006	50,400	50,291
Toronto-Dominion Bank 3.85% due 12/2/2005	50,000	50,000
Caisse d’Amortissement de la Dette Sociale 3.92% due 12/16/2005	50,000	49,916
Fannie Mae 4.00% due 12/22/2005	50,000	49,878
IBM Capital Inc. 4.05% due 12/22/2005[3]	50,000	49,876
American Honda Finance Corp. 4.12% due 1/24/2006	50,000	49,681
BNP Paribas Finance Inc. 4.19% due 2/10/2006	50,000	49,580
Bank of America Corp. 4.14% due 1/20/2006	49,500	49,221
Pfizer Inc 4.08% due 12/22/2005[3]	38,800	38,703
DaimlerChrysler Revolving Auto Conduit LLC II 4.20% due 1/13/2006	30,000	29,846
Bank of Montreal 4.13% due 1/13/2006	25,000	24,997
Clipper Receivables Co., LLC 4.04% due 1/9/2006[3]	25,000	24,885
Scotiabank Inc. 4.20% due 2/10/2006[3]	25,000	24,789
Freddie Mac 4.01% due 1/10/2006	17,096	17,012

Total short-term securities (cost: $4,537,834,000)		4,538,120

Total investment securities (cost: $42,339,221,000)		$51,300,342
Other assets less liabilities		(120,754)

Net assets		$51,179,588

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Valued under fair value procedures adopted by authority of the Board of Directors.
2 Security did not produce income during the last 12 months.
3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $2,199,329,000, which represented 4.30% of the net assets of the fund.
4 Represents an affiliated company as defined under the Investment Company Act of 1940.
5 Company not making scheduled interest payments; bankruptcy proceedings pending.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2005	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $42,125,917)	$51,061,993
Affiliated issuers (cost: $213,304)	238,349	$51,300,342
Cash denominated in non-U.S. currencies
(cost: $7,325)		7,236
Cash		4,197
Receivables for:
Sales of investments	292,883
Sales of fund's shares	169,717
Dividends and interest	105,670
Other assets	438	568,708
		51,880,483
Liabilities:
Payables for:
Purchases of investments	609,257
Repurchases of fund's shares	35,873
Investment advisory services	14,234
Services provided by affiliates	29,206
Deferred directors' compensation	920
Other fees and expenses	11,405	700,895
Net assets at November 30, 2005		$51,179,588

Net assets consist of:
Capital paid in on shares of capital stock		$39,803,672
Undistributed net investment income		411,238
Undistributed net realized gain		2,015,073
Net unrealized appreciation		8,949,605
Net assets at November 30, 2005		$51,179,588

Total authorized capital stock - 2,000,000 shares, $.01 par value (1,385,102 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share(1)

Class A	$39,841,242	1,077,106	$36.99
Class B	2,157,710	58,642	36.79
Class C	3,781,367	103,059	36.69
Class F	2,444,780	66,179	36.94
Class 529-A	585,167	15,844	36.93
Class 529-B	81,269	2,208	36.80
Class 529-C	162,131	4,406	36.80
Class 529-E	29,617	803	36.89
Class 529-F	11,710	317	36.95
Class R-1	44,260	1,203	36.78
Class R-2	436,667	11,899	36.70
Class R-3	627,704	17,041	36.83
Class R-4	435,425	11,788	36.94
Class R-5	540,539	14,607	37.01
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $39.25 and $39.18, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2005	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $89,180; also includes $1,594 from affiliates)	$1,096,117
Interest (net of non-U.S. withholding tax of $4)	175,237	$1,271,354

Fees and expenses:(1)
Investment advisory services	157,882
Distribution services	130,904
Transfer agent services	30,895
Administrative services	12,374
Reports to shareholders	1,333
Registration statement and prospectus	3,121
Postage, stationery and supplies	4,056
Directors' compensation	479
Auditing and legal	233
Custodian	10,511
State and local taxes	356
Other	237
Total fees and expenses before reimbursements/waivers	352,381
Less reimbursement/waiver of fees and expenses:
Investment advisory services	13,543
Administrative services	606
Total fees and expenses after reimbursements/waivers		338,232
Net investment income		933,122

Net realized gain and change in unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	2,092,319
Non-U.S. currency transactions	(15,981)	2,076,338
Net change in unrealized appreciation on:
Investments	2,704,071
Non-U.S. currency translations	(2,147)	2,701,924
Net realized gain and change in
unrealized appreciation on investments and non-U.S. currency		4,778,262
Net increase in net assets resulting from operations		$5,711,384

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended November 30
	2005	2004
Operations:
Net investment income	$933,122	$513,553
Net realized gain on investments and non-U.S. currency transactions	2,076,338	1,004,997
Net change in unrealized appreciation on investments and non-U.S. currency translations	2,701,924	3,218,990
Net increase in net assets resulting from operations	5,711,384	4,737,540

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gains	(831,717)	(525,779)
Distributions from net realized gain on investments	(736,061)	(174,979)
Total dividends and distributions paid to shareholders	(1,567,778)	(700,758)

Capital share transactions	16,167,034	10,088,401

Total increase in net assets	20,310,640	14,125,183

Net assets:
Beginning of year	30,868,948	16,743,765
End of year (including undistributed net investment
income: $411,238 and $304,176, respectively)	$51,179,588	$30,868,948

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. CollegeAmerica is sponsored by the Virginia College Savings Plan.SM The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.  Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

CollegeAmerica® is a registered trademark of the Virginia College Savings Plan.SM

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments. The realized gain or loss and change in unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. withholding taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2005, non-U.S. withholding taxes paid on realized gains were $186,000. As of November 30, 2005, non-U.S. taxes provided on unrealized gains were $10,301,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; and deferred expenses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of November 30, 2005, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $42,393,206,000.

During the year ended November 30, 2005, the fund reclassified $104,000 from undistributed net investment income and $51,906,000 from undistributed net realized gains to capital paid in on shares of capital stock and $5,761,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency losses	$ 463,826
Undistributed long-term capital gains	2,017,391
Gross unrealized appreciation on investment securities	9,654,760
Gross unrealized depreciation on investment securities	(747,624)
Net unrealized appreciation on investment securities	8,907,136

During the year ended November 30, 2005, the fund realized, on a tax basis, a net capital gain of $2,070,068,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2005				Year ended November 30, 2004
	Distributions from ordinary income				Distributions from ordinary income
Share class	Net investment income and currency gains	Short-term capital gains	Distributions from long-term capital gains	Total distributions paid	Net investment income and currency gains	Short-term capital gains	Distributions from long-term capital gains	Total distributions paid
Class A	$695,208	-	$597,794	$1,293,002	$456,755	$39,669	$113,264	$609,688
Class B	24,114	-	30,413	54,527	14,515	1,491	4,257	20,263
Class C	36,850	-	44,527	81,377	19,082	1,751	4,999	25,832
Class F	37,021	-	29,845	66,866	18,277	1,305	3,727	23,309
Class 529-A	8,386	-	6,540	14,926	3,920	256	731	4,907
Class 529-B	771	-	1,066	1,837	443	48	139	630
Class 529-C	1,463	-	1,924	3,387	797	82	236	1,115
Class 529-E	372	-	348	720	183	14	40	237
Class 529-F	173	-	136	309	73	4	11	88
Class R-1	378	-	417	795	164	14	39	217
Class R-2	4,127	-	4,873	9,000	1,979	160	456	2,595
Class R-3	7,637	-	6,848	14,485	3,248	220	627	4,095
Class R-4	5,766	-	4,494	10,260	1,911	72	204	2,187
Class R-5	9,451	-	6,836	16,287	4,432	302	861	5,595
Total	$831,717	-	$736,061	$1,567,778	$525,779	$45,388	$129,591	$700,758

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended November 30, 2005, total investment advisory services fees waived by CRMC were $13,543,000. As a result, the fee shown on the accompanying financial statements of $157,882,000, which was equivalent to an annualized rate of 0.390%, was reduced to $144,339,000, or 0.356% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2005, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended November 30, 2005, the total administrative services fees paid by CRMC were $4,000 and $602,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$73,322	$29,048	Not applicable	Not applicable	Not applicable
Class B	16,998	1,847	Not applicable	Not applicable	Not applicable
Class C	27,797	Included in administrative services	$4,057	$593	Not applicable
Class F	4,553		2,116	282	Not applicable
Class 529-A	683		483	57	$422
Class 529-B	621		72	29	62
Class 529-C	1,187		137	43	119
Class 529-E	110		25	3	22
Class 529-F	8		10	1	9
Class R-1	295		43	20	Not applicable
Class R-2	2,356		470	1,441	Not applicable
Class R-3	2,237		666	311	Not applicable
Class R-4	737		441	21	Not applicable
Class R-5	Not applicable		407	12	Not applicable
Total	$130,904	$30,895	$8,927	$2,813	$634

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $479,000, shown on the accompanying financial statements, includes $363,000 in current fees (either paid in cash or deferred) and a net increase of $116,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2005
Class A	$12,618,355	365,651	$1,233,618	37,169	$(2,402,093)	(69,476)	$11,449,880	333,344
Class B	771,268	22,485	52,649	1,601	(105,101)	(3,053)	718,816	21,033
Class C	1,825,841	53,327	77,734	2,368	(252,790)	(7,366)	1,650,785	48,329
Class F	1,192,571	34,617	60,518	1,823	(244,123)	(7,086)	1,008,966	29,354
Class 529-A	269,162	7,812	14,925	449	(16,248)	(470)	267,839	7,791
Class 529-B	30,143	878	1,836	56	(1,444)	(42)	30,535	892
Class 529-C	71,464	2,080	3,387	103	(5,354)	(155)	69,497	2,028
Class 529-E	12,937	376	720	22	(845)	(24)	12,812	374
Class 529-F	5,383	156	309	10	(538)	(16)	5,154	150
Class R-1	29,691	862	785	24	(6,536)	(189)	23,940	697
Class R-2	245,528	7,163	8,993	273	(52,505)	(1,525)	202,016	5,911
Class R-3	387,808	11,277	14,477	437	(107,696)	(3,135)	294,589	8,579
Class R-4	276,049	7,971	10,259	308	(65,161)	(1,888)	221,147	6,391
Class R-5	257,382	7,460	14,806	445	(61,130)	(1,783)	211,058	6,122
Total net increase
(decrease)	$17,993,582	522,115	$1,495,016	45,088	$(3,321,564)	(96,208)	$16,167,034	470,995

Year ended November 30, 2004
Class A	$8,021,373	260,909	$577,069	19,368	$(1,538,478)	(50,257)	$7,059,964	230,020
Class B	610,421	19,944	19,572	659	(55,630)	(1,824)	574,363	18,779
Class C	1,089,541	35,628	24,563	827	(101,576)	(3,337)	1,012,528	33,118
Class F	726,908	23,572	20,887	700	(118,713)	(3,881)	629,082	20,391
Class 529-A	148,325	4,838	4,906	164	(5,639)	(183)	147,592	4,819
Class 529-B	21,250	696	630	21	(601)	(20)	21,279	697
Class 529-C	42,859	1,403	1,115	38	(2,680)	(88)	41,294	1,353
Class 529-E	7,786	253	236	8	(308)	(10)	7,714	251
Class 529-F	3,713	121	88	3	(270)	(9)	3,531	115
Class R-1	11,722	381	217	8	(1,721)	(57)	10,218	332
Class R-2	139,249	4,560	2,593	87	(20,563)	(674)	121,279	3,973
Class R-3	208,769	6,826	4,023	135	(35,973)	(1,178)	176,819	5,783
Class R-4	157,343	5,119	2,187	72	(20,264)	(657)	139,266	4,534
Class R-5	163,934	5,299	4,798	161	(25,260)	(828)	143,472	4,632
Total net increase
(decrease)	$11,353,193	369,549	$662,884	22,251	$(1,927,676)	(63,003)	$10,088,401	328,797

(1) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $23,688,827,000 and $9,407,185,000, respectively, during the year ended November 30, 2005.

Financial highlights (1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursments/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 11/30/2005	$33.80	$.84	$3.95	$4.79	$(.80)	$(.80)	$(1.60)	$36.99	14.78%	$39,841			.76%		.73%		2.41%
Year ended 11/30/2004	28.62	.70	5.50	6.20	(.73)	(.29)	(1.02)	33.80	22.21	25,137			.77		.77		2.28
Year ended 11/30/2003	22.80	.65	5.73	6.38	(.56)	-	(.56)	28.62	28.52	14,703			.81		.81		2.70
Year ended 11/30/2002	24.29	.52	(1.53)	(1.01)	(.48)	-	(.48)	22.80	(4.22)	10,016			.82		.82		2.22
Year ended 11/30/2001	28.29	.53	(.90)	(.37)	(.50)	(3.13)	(3.63)	24.29	(1.81)	10,346			.78		.78		2.05
Class B:
Year ended 11/30/2005	33.63	.56	3.93	4.49	(.53)	(.80)	(1.33)	36.79	13.91	2,158			1.55		1.52		1.62
Year ended 11/30/2004	28.50	.46	5.47	5.93	(.51)	(.29)	(.80)	33.63	21.25	1,265			1.55		1.55		1.52
Year ended 11/30/2003	22.72	.45	5.72	6.17	(.39)	-	(.39)	28.50	27.52	537			1.58		1.58		1.85
Year ended 11/30/2002	24.21	.27	(1.45)	(1.18)	(.31)	-	(.31)	22.72	(4.93)	219			1.59		1.59		1.47
Year ended 11/30/2001	28.21	.31	(.87)	(.56)	(.31)	(3.13)	(3.44)	24.21	(2.57)	126			1.56		1.56		1.21
Class C:
Year ended 11/30/2005	33.54	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.69	13.83	3,781			1.61		1.57		1.56
Year ended 11/30/2004	28.43	.45	5.45	5.90	(.50)	(.29)	(.79)	33.54	21.17	1,836			1.62		1.61		1.46
Year ended 11/30/2003	22.68	.42	5.71	6.13	(.38)	-	(.38)	28.43	27.40	615			1.65		1.65		1.71
Year ended 11/30/2002	24.18	.20	(1.40)	(1.20)	(.30)	-	(.30)	22.68	(4.95)	179			1.65		1.65		1.43
Period from 3/15/2001 to 11/30/2001	25.35	.12	(1.15)	(1.03)	(.14)	-	(.14)	24.18	(4.08)	50			1.78	(5)	1.78	(5)	.73	(5)
Class F:
Year ended 11/30/2005	33.75	.81	3.95	4.76	(.77)	(.80)	(1.57)	36.94	14.72	2,445			.82		.78		2.35
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.09	1,243			.86		.85		2.21
Year ended 11/30/2003	22.78	.61	5.75	6.36	(.55)	-	(.55)	28.59	28.43	470			.89		.89		2.49
Year ended 11/30/2002	24.27	.31	(1.34)	(1.03)	(.46)	-	(.46)	22.78	(4.29)	147			.91		.91		2.17
Period from 3/15/2001 to 11/30/2001	25.40	.27	(1.15)	(.88)	(.25)	-	(.25)	24.27	(3.45)	47			.92	(5)	.92	(5)	1.55	(5)
Class 529-A:
Year ended 11/30/2005	33.75	.81	3.94	4.75	(.77)	(.80)	(1.57)	36.93	14.68	585			.83		.80		2.33
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.08	272			.86		.85		2.21
Year ended 11/30/2003	22.78	.63	5.73	6.36	(.55)	-	(.55)	28.59	28.43	93			.87		.87		2.55
Period from 2/15/2002 to 11/30/2002	24.29	.36	(1.47)	(1.11)	(.40)	-	(.40)	22.78	(4.61)	28			1.03	(5)	1.03	(5)	2.08	(5)
Class 529-B:
Year ended 11/30/2005	33.64	.51	3.93	4.44	(.48)	(.80)	(1.28)	36.80	13.71	81			1.70		1.67		1.46
Year ended 11/30/2004	28.51	.40	5.48	5.88	(.46)	(.29)	(.75)	33.64	21.02	44			1.75		1.74		1.32
Year ended 11/30/2003	22.74	.40	5.73	6.13	(.36)	-	(.36)	28.51	27.28	18			1.78		1.78		1.64
Period from 2/21/2002 to 11/30/2002	23.96	.23	(1.13)	(.90)	(.32)	-	(.32)	22.74	(3.82)	5			1.79	(5)	1.79	(5)	1.31	(5)
Class 529-C:
Year ended 11/30/2005	33.63	.51	3.94	4.45	(.48)	(.80)	(1.28)	36.80	13.73	162			1.69		1.65		1.47
Year ended 11/30/2004	28.50	.41	5.47	5.88	(.46)	(.29)	(.75)	33.63	21.04	80			1.74		1.73		1.34
Year ended 11/30/2003	22.74	.41	5.71	6.12	(.36)	-	(.36)	28.50	27.25	29			1.76		1.76		1.66
Period from 2/22/2002 to 11/30/2002	23.98	.23	(1.15)	(.92)	(.32)	-	(.32)	22.74	(3.90)	8			1.77	(5)	1.77	(5)	1.33	(5)
Class 529-E:
Year ended 11/30/2005	33.71	.69	3.94	4.63	(.65)	(.80)	(1.45)	36.89	14.31	30			1.17		1.13		1.99
Year ended 11/30/2004	28.56	.57	5.48	6.05	(.61)	(.29)	(.90)	33.71	21.67	14			1.21		1.20		1.86
Year ended 11/30/2003	22.77	.54	5.73	6.27	(.48)	-	(.48)	28.56	27.97	5			1.23		1.23		2.17
Period from 3/4/2002 to 11/30/2002	25.12	.31	(2.28)	(1.97)	(.38)	-	(.38)	22.77	(7.88)	1			1.23	(5)	1.23	(5)	1.85	(5)
Class 529-F:
Year ended 11/30/2005	33.75	.83	3.94	4.77	(.77)	(.80)	(1.57)	36.95	14.74	12			.76		.73		2.40
Year ended 11/30/2004	28.59	.65	5.49	6.14	(.69)	(.29)	(.98)	33.75	21.98	6			.96		.95		2.12
Year ended 11/30/2003	22.80	.61	5.72	6.33	(.54)	-	(.54)	28.59	28.31	1			.98		.98		2.48
Period from 9/17/2002 to 11/30/2002	21.79	.08	1.07	1.15	(.14)	-	(.14)	22.80	5.33	-		(6)	.20		.20		.39

Class R-1:
Year ended 11/30/2005	$33.63	$.53	$3.93	$4.46	$(.51)	$(.80)	$(1.31)	$36.78	13.78%	$44			1.63%		1.58%		1.54%
Year ended 11/30/2004	28.50	.44	5.48	5.92	(.50)	(.29)	(.79)	33.63	21.18	17			1.67		1.64		1.44
Year ended 11/30/2003	22.75	.38	5.77	6.15	(.40)	-	(.40)	28.50	27.43	5			1.78		1.66		1.48
Period from 6/7/2002 to 11/30/2002	25.08	.14	(2.37)	(2.23)	(.10)	-	(.10)	22.75	(8.85)	-		(6)	1.41		.80		.66
Class R-2:
Year ended 11/30/2005	33.55	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.70	13.83	437			1.79		1.57		1.56
Year ended 11/30/2004	28.45	.45	5.45	5.90	(.51)	(.29)	(.80)	33.55	21.15	201			1.93		1.60		1.47
Year ended 11/30/2003	22.73	.43	5.71	6.14	(.42)	-	(.42)	28.45	27.44	57			2.23		1.62		1.72
Period from 6/7/2002 to 11/30/2002	25.08	.13	(2.35)	(2.22)	(.13)	-	(.13)	22.73	(8.80)	5			.93		.79		.61
Class R-3:
Year ended 11/30/2005	33.67	.69	3.94	4.63	(.67)	(.80)	(1.47)	36.83	14.34	628			1.15		1.12		2.00
Year ended 11/30/2004	28.53	.57	5.47	6.04	(.61)	(.29)	(.90)	33.67	21.67	285			1.20		1.19		1.87
Year ended 11/30/2003	22.77	.50	5.75	6.25	(.49)	-	(.49)	28.53	27.90	76			1.29		1.24		1.98
Period from 6/6/2002 to 11/30/2002	25.42	.17	(2.52)	(2.35)	(.30)	-	(.30)	22.77	(9.25)	5			.69		.60		.80
Class R-4:
Year ended 11/30/2005	33.76	.79	3.96	4.75	(.77)	(.80)	(1.57)	36.94	14.68	435			.84		.81		2.29
Year ended 11/30/2004	28.60	.68	5.49	6.17	(.72)	(.29)	(1.01)	33.76	22.10	182			.85		.84		2.22
Year ended 11/30/2003	22.81	.55	5.80	6.35	(.56)	-	(.56)	28.60	28.36	25			.90		.89		2.18
Period from 6/27/2002 to 11/30/2002	23.78	.20	(1.02)	(.82)	(.15)	-	(.15)	22.81	(3.42)	2			.46		.38		.92
Class R-5:
Year ended 11/30/2005	33.81	.91	3.96	4.87	(.87)	(.80)	(1.67)	37.01	15.06	541			.54		.50		2.63
Year ended 11/30/2004	28.63	.76	5.51	6.27	(.80)	(.29)	(1.09)	33.81	22.49	287			.54		.54		2.48
Year ended 11/30/2003	22.81	.70	5.74	6.44	(.62)	-	(.62)	28.63	28.82	110			.56		.56		2.88
Period from 5/15/2002 to 11/30/2002	26.11	.30	(3.27)	(2.97)	(.33)	-	(.33)	22.81	(11.37)	53			.56	(5)	.56	(5)	2.48	(5)

	Year ended November 30
	2005	2004	2003	2002	2001

Portfolio turnover rate for all classes of shares	26%	21%	27%	32%	45%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 5, 2006

Tax information         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended November 30, 2005.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $736,061,000.

The amount of foreign taxes passed through to shareholders for the fiscal year was $86,650,000. Foreign source income earned by the fund for the fiscal year was $1,071,102,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $250,959,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $3,419,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.